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                                                                   EXHIBIT 10.49

[NATIONSBANK LOGO]

                                   July 18, 1997

ALAMAC KNIT FABRICS, INC.
507 West Tenth Street
West Point, Georgia 31833
Attention:  Mr. Morgan M. Schuessler

         Re: Revision of Definition of "Permitted Investments"

Dear Sirs:

Reference is made to that certain credit agreement, dated as of December 4, 1995, among Alamac Knit Fabrics, Inc. as the borrower ("Borrower"), Alamac Enterprises, Inc. and AIH, Inc. as guarantors, the various banks and lending institutions party thereto (the "Lenders"), and NationsBank, N.A. as agent (the "Agent") for the Lenders, as amended by that certain Amendment Agreement dated as of March 22, 1996 and by that certain Second Amendment Agreement dated as of May 22, 1997 (as amended, the "Credit Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

By their signatures below, the Borrower and Required Lenders agree that the reference to the amount $15,000,000 in clause (viii) of the existing definition of "Permitted Investments" in the Credit Agreement shall be amended to refer to "18,500,000."

By their signatures below, each of the Guarantors acknowledges and consents to this revision in the definition of Permitted Investments and each Guarantor agrees that this revision does not operate to reduce or discharge such Guarantor's obligations under the Credit Documents.

Until this letter agreement shall have been executed by the Borrower, the Guarantors, and the Required Lenders, it shall not be effective in amending or revising the Credit Agreement. Except for the revision to the definition of "Permitted Investments" effected hereby upon the execution of this letter agreement by the Borrower, the Guarantors and the Required Lenders, the Credit Agreement shall remain in full force and effect.

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Alamac Knit Fabrics, Inc.
July 18, 1997
Page 2

Please execute this letter agreement, and cause each of the Guarantors to execute this letter agreement, and return such completed signature pages to the Agent at your earliest convenience.

                                   Sincerely,



                                   /s/ John R. Clemens
                                   ------------------------
                                   John R. Clemens
                                   Senior Vice President
                                   NationsBank, N.A., as Agent

ACKNOWLEDGED AND AGREED:


ALAMAC KNIT FABRICS, INC.

By: /s/ Morgan  M. Schuessler
   ---------------------------------------

Title: Vice President & Treasurer
      ------------------------------------

ALAMAC ENTERPRISES INC.

By: /s/ Edward J. Jones
   ---------------------------------------

Title:  Vice President & Asst. Treasurer
      ------------------------------------

AIH INC.

By: /s/Edward J. Jones
   ---------------------------------------

Title: Vice President & Asst. Treasurer
      ------------------------------------


                             [Signatures Continued]

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Alamac Knit Fabrics, Inc.
July 18, 1997
Page 3

NATIONSBANK, N.A., as Agent and
individually as a Lender

By: /s/ John R. Clemens
   ---------------------------------------

Title:  SVP
      ------------------------------------


THE BANK OF NEW YORK

By: /s/ Gregory L. Batson
   ---------------------------------------
        Gregory L. Batson

Title:  Vice President
      ------------------------------------


BANKBOSTON, N.A. (formerly known as
    The First National Bank of Boston)

By: /s/ Stephen Y. McGehee
   ---------------------------------------
        Stephen Y. McGehee

Title:  Director
      ------------------------------------


THE FIRST NATIONAL BANK OF CHICAGO

By:  /s/
   ---------------------------------------

Title:  Vice President
      ------------------------------------


SCOTIABANK INC.

By:
   ---------------------------------------

Title:
      ------------------------------------


                             [Signatures Continued]

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Alamac Knit Fabrics, Inc.
July 18, 1997
Page 4

WACHOVIA BANK OF GEORGIA, N.A.

By:  /s/
   -----------------------------------------

Title:  V.P.
      --------------------------------------


SUNTRUST BANK, ATLANTA

By:  /s/
   -----------------------------------------

Title:  V.P.
      --------------------------------------


AMSOUTH BANK OF ALABAMA

By:
   -----------------------------------------

Title:
      --------------------------------------


ABN AMRO BANK, N.V., Atlanta Agency

By:  /s/
   -----------------------------------------

Title:  VP
      --------------------------------------


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